UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 17, 2016

Jack Cooper Holdings Corp.

(Exact name of registrant as specified in its charter)

Delaware	333-210698	26-4822446
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1100 Walnut Street, Suite 2400
Kansas City, Missouri	64106
(Address of principal executive offices)	(Zip Code)

(816) 983-4000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Pursuant to the indenture governing Jack Cooper Holdings Corp.’s 9.25% Senior Secured Notes due 2020 (the “2020 Notes”) and the indenture governing Jack Cooper Enterprises, Inc.’s 10.50%/11.25% senior PIK toggle notes due 2019 (together with the 2020 Notes, the “Notes”), the Company is providing presentation materials to supplement the discussion regarding financial performance for the second quarter of 2016. These materials are attached hereto as Exhibit 99.1 and incorporated herein by reference for the Company’s conference call for holders of the Notes, prospective investors, and securities analysts to be held on August 17, 2016.

9.01. Financial Statements and Exhibits

(b) Exhibits.

Exhibit Number	Title
99.1	Presentation Materials

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 17, 2016	Jack Cooper Holdings Corp.

	By:	/s/ Michael S. Testman
Name: Michael S. Testman
Title: Chief Financial Officer